COLUMBIA FUNDS INSTITUTIONAL TRUST

                               CMG CORE BOND FUND
                          CMG ENHANCED S&P 500(R) FUND
                               CMG HIGH YIELD FUND
                          CMG INTERNATIONAL STOCK FUND
                            CMG LARGE CAP GROWTH FUND
                            CMG LARGE CAP VALUE FUND
                             CMG MID CAP GROWTH FUND
                             CMG MID CAP VALUE FUND
                            CMG SHORT TERM BOND FUND
                            CMG SMALL CAP GROWTH FUND
                            CMG SMALL CAP VALUE FUND
                             CMG SMALL/MID CAP FUND
                            CMG STRATEGIC EQUITY FUND
                    (Each a "Fund" and together the "Funds")

             Supplement dated June 17, 2009 to the Prospectuses and Statements of Additional Information dated December 1, 2008


On June 11, 2009, the Board of Trustees of Columbia Funds Institutional Trust, of which each of the Funds is a series, approved a Plan of Liquidation and Termination (the "Plan") pursuant to which each of the Funds will be liquidated and terminated. Under the Plan, each Fund will reduce its portfolio securities and other assets to distributable form, pay all of its liabilities and make one or more liquidating distributions. Each Fund is expected to be liquidated completely on July 30, 2009 (the "Liquidation Date"). Each Fund will make a final liquidating distribution to its shareholders of record as of the close of business on the Liquidation Date in an amount equal to the net asset value of such Fund calculated as of 4:00 p.m. Eastern time on the Liquidation Date. As soon as practicable following the completion of all final liquidating distributions pursuant to the Plan, each Fund will be terminated.

During the period prior to the Liquidation Date, the Funds' investment adviser, Columbia Management Advisors, LLC (the "Advisor"), may depart from the Funds' stated investment objectives and strategies in order to liquidate the Funds' assets in a manner the Advisor believes to be in the best interests of each Fund and its shareholders.

Effective June 22, 2009, each Fund will be closed to new and existing investors and accounts with the exception of reinvested distributions. Shareholders of a Fund may redeem their investments in the Fund at any time prior to the Liquidation Date.


        Shareholders should retain this Supplement for future reference.





INT-47/18142-0609